Prospectus Supplement — March 21, 2013 to the Prospectus(es), as supplemented, of each of the following funds:

Fund	Prospectus(es) Dated
Columbia Capital Allocation Aggressive Portfolio (formerly, Columbia Portfolio Builder Aggressive Fund)	6/1/2012
Columbia Capital Allocation Conservative Portfolio (formerly, Columbia Portfolio Builder Conservative Fund)	6/1/2012
Columbia Capital Allocation Moderate Portfolio (formerly, Columbia Portfolio Builder Moderate Fund)	6/1/2012

(each a “Fund,” together the “Funds”)

For Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio, the following replaces the fourth paragraph under the section “Fund Management and Compensation — Investment Manager”:

Effective March 1, 2013, the Funds’ management fee is equal to (i) 0% on assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management), (ii) 0.55% on assets that are invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities), and (iii) 0.10% on assets invested in non-exchange traded third-party advised mutual funds. Under the Investment Management Services Agreement (IMS Agreement), the Funds pay taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Funds’ semiannual shareholder report for the fiscal period ended July 31, 2012.

The rest of the section remains unchanged.

Shareholders should retain this Supplement for future reference.

S-6411-9 A (3/13)